UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           June 20, 2013

LAZARE KAPLAN INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code           (212) 972-9700

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 23, 2011, Lazare Kaplan International Inc. (the “Company”) filed suit in the United States District Court, Southern District of New York, against KBC Bank N.V. (“KBC”) and Antwerp Diamond Bank N.V. (“ADB”) under the Racketeer Influenced and Corrupt Organizations Act (“RICO”) and state law seeking, among other things, in excess of $500 million in damages that could be trebled under RICO. The lawsuit alleged that the banks engaged in money laundering and other illegal activity that included the theft of over $135 million from the sales of diamonds belonging to the Company and its affiliates. Both banks have offices in New York and conduct licensed banking operations in the United States.

On September 5, 2012, the District Court granted motions made by the banks dismissing the Company’s complaint pursuant to the doctrine of forum non conveniens. The District Court did not address the Company’s claims against the banks, but rather ruled as a procedural matter that the lawsuit should be brought and tried in a Belgian forum.

On September 6, 2012, the Company filed a notice of appeal to the United States Court of Appeals for the Second Circuit from the final judgment and Opinion and Order entered by the District Court.

On June 20, 2013, the United States Court of Appeals for the Second Circuit issued a Summary Order vacating the judgment of the District Court and remanding the case back to the District Court for further proceedings.

The Company announced the Second Circuit’s Summary Order in a press release which is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

The information provided in this Form 8-K includes forward-looking statements, including, without limitation, statements regarding the Company’s RICO lawsuit. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated June 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: June 20, 2013	By:	/s/ William H. Moryto
William H. Moryto, Vice President and Chief Financial Officer